UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

CHAMBERS STREET PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	001-35933	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210 Princeton, NJ	08542
(Address of Principal Executive Offices)	(Zip Code)

609-683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

As previously announced, on July 1, 2015, Chambers Street Properties, a Maryland real estate investment trust (the “Company” or “Chambers”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gramercy Property Trust Inc., a Maryland corporation (“Gramercy”), and Columbus Merger Sub, LLC, a Maryland limited liability company and indirect wholly owned subsidiary of the Company (“Merger Sub” and together with the Company, the “Company Parties”), pursuant to which Gramercy is expected to be merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity of the Merger. The Merger Agreement was previously filed as Exhibit 2.1 to Chambers’ Current Report on Form 8-K filed on July 1, 2015.  On November 23, 2015, Chambers, Merger Sub and Gramercy entered into the First Amendment (“Amendment No. 1”) to the Merger Agreement, which was previously filed as Exhibit 2.2 to Chambers’ Current Report on Form 8-K filed on November 23, 2015.

On December 7, 2015, Chambers, Merger Sub and Gramercy entered into the Second Amendment (“Amendment No. 2”) to the Merger Agreement.  Amendment No. 2 reduces from five (5) business days to three (3) business days, the time period available to Chambers or Gramercy, as applicable, to submit an adjusted proposal in the event a qualifying superior offer is received by Chambers or Gramercy, as applicable, prior to receipt of the Chambers or Gramercy shareholder approval, as applicable.

Certain New Jersey Litigation Matters

As previously disclosed on page 96 of the Definitive Proxy Statement, on October 1, 2015, a putative class action lawsuit was filed in the Superior Court of New Jersey, Law Division, Mercer County by a purported shareholder of Chambers.  The action, captioned Elstein v. Chambers Street Properties et al., Docket No. L-002254-15, names as defendants Chambers, the Chambers Board and Gramercy (the “New Jersey Action”).

On December 3, 2015, the parties to the New Jersey Action entered into a Stipulation of Settlement providing for the settlement of the New Jersey Action.  While the defendants in the New Jersey Action continue to vigorously deny all allegations of wrongdoing, fault, liability or damage to any of the plaintiffs or the class of shareholders of Chambers, and believe that no supplemental disclosure is required under the applicable law, in order to (i) avoid the burden, inconvenience, expense and distraction of further litigation in connection with the New Jersey Action, (ii) finally put to rest and terminate all of the claims that were or could have been asserted against the defendants in the New Jersey Action and (iii) permit the Merger to proceed without risk of the Superior Court of New Jersey ordering an injunction or damages in connection with the New Jersey Action, Chambers and Gramercy have agreed, without admitting any liability or wrongdoing, pursuant to the terms of the Stipulation of Settlement, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth below.  The Stipulation of Settlement will be subject to customary conditions, including court approval following notice to the Chambers shareholders.  A hearing will be scheduled at which the New Jersey Superior Court will consider the fairness, reasonableness and adequacy of the settlement.  If the settlement is finally approved by the court, it will resolve and release all claims by shareholders of Chambers challenging any aspect of the proposed Merger, the Merger Agreement and any disclosure made in connection therewith, including in the Definitive Proxy Statement, pursuant to terms that will be set forth in the notice sent to Chambers’ shareholders prior to final approval of the settlement.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

In connection with the matters described above in this Current Report on Form 8-K, Chambers and Gramercy agree to make these supplemental disclosures to the Definitive Proxy Statement.  The additional disclosures contained in this Current Report on Form 8-K supplement the disclosures contained in the Definitive Proxy Statement.  Chambers and Gramercy commenced mailing the Definitive Proxy Statement to their respective stockholders on or about October 30, 2015.  These disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety.  To the extent that information herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement.  Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

Each reference in the Definitive Proxy Statement to Mr. Reid serving as Head of Transition of the combined company following the Effective Time is hereby deleted.  The Section titled “The Merger — Trustees and Management Following the Merger — Officers of the Combined Company” commencing on page 92 of the proxy statement is hereby updated to add as a new paragraph after the first paragraph:  “The position of Head of Transition was proposed by Gramercy’s management in connection with the announcement of the transaction in order to provide for a source of historical knowledge of the Chambers operations during the period following the Closing.  The position was not discussed among the Chambers Board prior to the approval of the Transaction and was not contemplated by the Merger Agreement.  Following the completion of the definitive proxy statement, Gramercy’s management reached the conclusion that transition could be accomplished without Mr. Reid remaining in that position.  As such, it was determined that Mr. Reid’s employment would terminate at the consummation of the transaction.”

The Section titled “The Merger — Trustees and Management Following the Merger — Initial Board of Trustees of the Combined Company” commencing on page 91 of the Definitive Proxy Statement is hereby updated to add at the end of that section:  “The process for the determination of the existing Chambers trustee compensation arrangements is disclosed under the heading “Chambers Proposal 2: Election of Trustees —Compensation of Trustees.”  No changes to such compensation have been determined as of the date hereof.  It is expected that the Board of Trustees of the combined company will review trustee compensation policies following completion of the Merger and that any changes will be as determined by that Board.  Any such review is expected to include the input of the combined company’s independent compensation consultants and a review of the compensation programs of members of the combined company’s peer group.”

The Section titled “The Merger — Interests of Chambers Trustees and Executive Officers in the Merger” commencing on page 84 of the Definitive Proxy Statement is hereby updated to add at the end of the second paragraph:  “The Nominating and Corporate Governance Committee of the Chambers Board has commenced its search for an individual to serve as trustee on the combined company board of trustees.  Chambers intends to publicly announce the identity of its designee as soon as it has selected such designee which it expects to be prior to the effective time of the Merger.”

The Section titled “The Merger — Background to the Merger” commencing on page 42 of the Definitive Proxy Statement is hereby updated, specifically at page 48 to add at the end of the paragraph commencing “On April 14, 2015…”:  “The Chambers Board determined the composition of the Review Committee based upon the ability of each independent Trustee to devote sufficient time and expertise to review and investigate the opportunities available to Chambers.  The following factors were relevant in such determination by the Chambers Board, (i) Mr. Black is the longest serving trustee on the Chambers Board, has served as Non-Executive Chairman of the Chambers Board since 2012 and has the most comprehensive understanding of Chambers, its management and Board of any other independent trustee, (ii) Mr. Francis, as Chairman of the Nominating and Corporate Governance Committee of the Chambers Board has expertise in and oversight over Chambers’ governance matters, has been the chief executive officer of two publicly listed REITs, is experienced in dealing with institutional investors and sell-side analysts and has been directly involved in a number of REIT merger and acquisition transactions and (iii) Mr. Salvatore, as Chairman of the Audit Committee has a strong understanding of Chambers’ financial statements, financial reporting and internal corporate controls, also serves on a number of publicly listed company boards and was a senior public company auditor for many years.  Each member of the Review Committee received a one-time fee of $50,000 and $2,000 per Review Committee meeting attended in connection with their service on the Review Committee.”

The Section titled “The Merger — Background to the Merger” commencing on page 42 of the proxy statement is hereby updated, specifically at page 43 to add in the paragraph commencing “As part of Chambers’ Chief Executive Officer search…”, after the words “These included (i) a belief that” the phrase: “, as a result of the trading performance of the Chambers common shares”.

The Section titled “The Merger — No Appraisal or Dissenters’ Rights” commencing on page 95 of the proxy statement is hereby updated to add the following new paragraph:  “Under Maryland law, holders of Chambers common shares do not have the right to receive the appraised value of their shares in connection with the Merger because Chambers is not a party to the Merger.”

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between Gramercy and the Company, including any statements regarding the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the respective companies and products, and any other statements regarding Gramercy and the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with the parties’ ability to obtain the required shareholder approval required to consummate the Merger and the timing of the closing of the Merger, including the risks that a condition to closing would not be satisfied or that the closing of the Merger will not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties’ and others related to the merger agreement, (iii) changes in financial markets, interest rates and foreign currency exchange rates, (iv) increased or unanticipated competition for its properties, (v) risks associated with acquisitions, (vi) maintenance of real estate investment trust (“REIT”) status, (vii) availability of financing and capital, (viii) changes in demand for developed properties, (ix) risks associated with achieving expected revenue synergies or cost savings, (x) national, international, regional and local economic climates, and (xi) those additional risks and factors discussed in reports filed with the SEC by Gramercy and the Company from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a definitive joint proxy statement of the Company and Gramercy that also constitutes a definitive prospectus of the Company.  Gramercy and the Company mailed a definitive proxy statement/prospectus to stockholders of Gramercy and shareholders of the Company on or around October 30, 2015.  This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Gramercy or the Company may file with the SEC and send to Gramercy’s stockholders and/or the Company’s shareholders in connection with the proposed transactions.  INVESTORS AND SECURITY HOLDERS OF GRAMERCY AND THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders are able to obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by Gramercy or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Gramercy are also available free of charge on Gramercy’s website at www.gptreit.com, or by contacting Gramercy’s Investor Relations Department at (212) 297-1000. Copies of the documents filed with the SEC by the Company are also available free of charge on the Company’s website at www.chambersstreet.com or by contacting the Company’s Investor Relations Department at (609) 806-2682.

Gramercy, the Company, their respective directors/trustees and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC.  Information about the directors and executive officers of Gramercy is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 9, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on May 11, 2015, and other filings filed with the SEC. Information about the trustees and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, the amendments thereto on Form 10-K/A, which were filed with the SEC on March 30, 2015 and April 30, 2015, and other filings filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is also included in the definitive proxy statement and other relevant materials filed with the SEC.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of July 1, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-35933) filed July 1, 2015 and incorporated herein by reference)

2.2

First Amendment to Agreement and Plan of Merger, dated as of November 23, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.2 to the Current Report on Form 8-K (File No. 001-35933) filed on November 23, 2015 and incorporated herein by reference)

2.3	Second Amendment to Agreement and Plan of Merger, dated as of December 7, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2015

CHAMBERS STREET PROPERTIES

By:	/s/ Martin A. Reid
Name:	Martin A. Reid
Title:	Interim President and Chief Executive
Officer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 1, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-35933) filed July 1, 2015 and incorporated herein by reference)

2.2

First Amendment to Agreement and Plan of Merger, dated as of November 23, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.2 to the Current Report on Form 8-K (File No. 001-35933) filed on November 23, 2015 and incorporated herein by reference)

2.3	Second Amendment to Agreement and Plan of Merger, dated as of December 7, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC